Income Taxes - Schedule of Deferred Tax Assets (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Components of deferred taxes:
Net operating loss carryforwards	$ 30,258	$ 19,966
Research and development tax credit	1,577	1,002
Other, net	2,415	1,432
Net deferred tax assets	34,250	22,400
Less: valuation allowance	(34,250)	(22,400)
Net deferred tax assets